                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   -----------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)        01/15/98



       The Money Store Business Loan Backed Certificates, Series 1997-I
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



 New Jersey                 333-20817                       91-186-4388
 ----------                 ---------                       -----------
 State or other            (Commission                     (IRS Employer
 jurisdiction of           File Number)                      ID Number)
 incorporation)


 2840 Morris Avenue, Union, New Jersey                            07083
 -------------------------------------------                   --------
 (Address of principal executive officer)


 Registrant's Telephone Number,
 including area code:                                      908-686-2000
                                                           ---------------


                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

            Item 5    Other Events
                      ---------------------------


         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to Remittance Date of: 01/15/98

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    THE MONEY STORE INC.
                                    THE MONEY STORE INVESTMENT CORPORATION
                                    THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                    THE MONEY STORE OF NEW YORK INC.




                                    By: /s/ Harry Puglisi
                                    -------------------------------------------
                                        Name:  Harry Puglisi
                                        Title:  Treasurer



Dated:      01/31/98

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE JANUARY 12, 1998 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                                        $2,367,773.93


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                  69,472,996.12

    (B)  AGGREGATE CLASS M CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                   6,616,475.85

    (C)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                   6,616,475.85

    (D)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                                    82,705,947.82


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                                            3

    (B)  DOLLARS                                                                            1,784,895.32


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                      30,000.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                                       107,456.34


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                                                     703,543.03


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                                  0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                        7,799.22


8.  DELINQUENCY AND FORECLOSURE INFORMATION
              (SEE EXHIBIT K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD                                   0.00

    (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                                            0.00


10.  (A) CLASS A INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                                        370,522.50
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                             0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                          13,526.54
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                               384,049.04
                                                                                                                    5.08001376
     (B) CLASS M INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                                         37,769.10
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                             0.00
         (iii) CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                           1,378.76
        ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                                                39,147.86
                                                                                                                    5.43720278
     (C) CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                                                         39,147.60
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                             0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                           1,429.01
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                                40,576.61
                                                                                                                    5.63564028

     (D) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                        1,614,775.40
         (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                                         0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                                     0.00
         (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                               0.00
         (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                                  0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                             0.00
        TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                               1,614,775.40
                                                                                                                    2.35946296
     (E) CLASS M PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                          153,788.13
         (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                                         0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                                     0.00
         (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                               0.00
         (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                                  0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                             0.00
        TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                                                 153,788.13
                                                                                                                   21.35946250
     (F) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL                                                       153,788.13
         (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                                         0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                                     0.00
         (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                               0.00
         (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                                  0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                                             0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                                 153,788.13
                                                                                                                   21.35946250

11.  (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
         AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                                                    0.00

     (B) AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
         CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                               0.00

     (C) THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                                            0.00

     (D) PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                                            0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                67,858,220.72
                                                                                          897.59551217
     (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                 6,462,687.72
                                                                                          897.59551667
     (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                 6,462,687.72
                                                                                          897.59551667
     (D)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                              80,783,596.16
                                                                                          897.59551289

13.  (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                                           231,438.90

     (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS                             22,486.54

     (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)                            0.00

     (D)  SPREAD ACCOUNT BALANCE                                                                  0.00

     (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                                    0.00

14.  (A)  WEIGHTED AVERAGE MATURITY                                                            280.730

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                          10.559%


15.  (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                                          26,681.86
     (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                                    0.00
     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                      4,135.30


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                                       0.00

     (B)  SECTION  5.04 (c)                                                                       0.00

     (C)  SECTION  5.04 (d)(ii)                                                               3,728.71

     (D)  SECTION  5.04 (e)                                                                       0.00

     (E)  SECTION  5.04 (f)                                                                  26,038.26


17.  (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                                       6.400%

     (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                                       6.850%

     (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                                       7.100%


18.  (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                                  0.00

     (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                                     0.00


19.  (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                                       0.00

20.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
          LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                             0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
          SUCH DUE PERIOD                                                                         0.00


21.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE COMMERCIAL MORTGAGE INC.





          By: /s/ Harry Puglisi
             -----------------------------------
                      HARRY PUGLISI
                        TREASURER